UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

May 7, 2009

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2009, SinoHub, Inc. (“the Company” or “SinoHub”) announced that on May 7, 2009, SinoHub SCM Shenzhen Limited (“SinoHub SCM”), a company beneficially owned by SinoHub through a Declaration of Trust (the “Declaration of Trust”), entered into a Comprehensive Financing Line Contract (the “Loan Agreement”) with the Shenzhen branch of the Hangzhou Bank.  The Loan Agreement provides for a $6.4 million bank line.  The full amount of the line, if available, may be used to obtain Letters of Credit (LCs), and up to $1.46 million of the line may be used as a revolving cash line. Under the terms of the Loan Agreement, Hangzhou Bank will issue LCs to SinoHub SCM for up to 120 days, and SinoHub SCM is required to make a deposit equal to 20% of the face amount of any LCs issued.  Interest on the cash line will be at least 1.1 times the base deposit interest rate as announced by the People’s Bank of China, which is currently 4.12%.  SinoHub’s obligations under the Loan Agreement are guaranteed by SinoHub’s President Li Xia, SinoHub’s Chief Financial Officer De Hai Li and Hantao Cui, who is both Mr. Xia’s spouse and the trustee under the Declaration of Trust, none of whom is receiving any consideration for such guarantees.  The facility is available through April 6, 2010, and the term of any individual loan thereunder will be determined at the time of the loan.  The Loan Agreement supplements, rather than replaces the Company’s existing loan facilities.  A press release relating to that announcement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). The Loan Agreement and the guarantees are attached to this Current Report as Exhibits 10.1-10.4.  The descriptions of the material terms of the Loan Agreement contained in this Current Report are qualified in their entirety by reference to such exhibit.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Comprehensive Financing Line Contract between Shenzhen Branch, Bank of Hangzhou and SinoHub SCM Shenzhen, Ltd. commencing on April 6, 2009.
10.2	Financing Guarantee Letter dated April, 2009 between Shenzhen Branch, Bank of Hangzhou and Lei Xia.
10.3	Financing Guarantee Letter dated April, 2009 between Shenzhen Branch, Bank of Hangzhou and De Hai Li.
10.4	Financing Guarantee Letter dated April, 2009 between Shenzhen Branch, Bank of Hangzhou and Hantao Cui.
99.1	Press Release of SinoHub, Inc. dated May 7, 2009

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: May 7, 2009	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Comprehensive Financing Line Contract between Shenzhen Branch, Bank of Hangzhou and SinoHub SCM Shenzhen, Ltd. commencing on April 6, 2009.
10.2	Financing Guarantee Letter dated April, 2009 between Shenzhen Branch, Bank of Hangzhou and Lei Xia.
10.3	Financing Guarantee Letter dated April, 2009 between Shenzhen Branch, Bank of Hangzhou and De Hai Li.
10.4	Financing Guarantee Letter dated April, 2009 between Shenzhen Branch, Bank of Hangzhou and Hantao Cui.
99.1	Press Release of SinoHub, Inc. dated May 7, 2009